SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
               PROXY STATEEMENT PURSUANT TO SECTION 14 (a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

   Filed by the registrant [X]

   Filed by a party other than the registrant [ ]

   Check the appropriate box:

   [ ]  Preliminary proxy statement        [ ]  Confidential, for use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e) (2))
   [X]  Definitive proxy statement

   [ ]  Definitive additional materials

   [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     The Chaconia Income & Growth Fund, Inc.

                (Name of Registrant as Specified in its Charter)

            (Name of Person(s) Filing Proxy Statement, if other
                            than the Registrant)

   Payment of filing fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exhange Act Rules 14a-6(i) and 0-11.

        1.   Title of each class of securities to which transaction applies:

        2.   Aggregate number of securities to which transaction applies:

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it is determined):

        4.   Proposed maximum aggregate value of transaction:

        5.   Total fee paid:

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        1.   Amount previously paid:

        2.   Form, schedule or registration statement no.:

        3.   Filing party:

        4.   Date filed:

                     THE CHACONIA INCOME & GROWTH FUND, INC.
                          American Data Services, Inc.
                         The Hauppauge Corporate Center
                                150 Motor Parkway
                                    Suite 109
                              Hauppauge, NY  11788


                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS


             This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Chaconia Income & Growth Fund, Inc. (the "Fund") to be voted at the annual meeting of stockholders (the "Annual Meeting") to be held at 9 a.m. on Tuesday, May 12, 1998, Eastern Time, at the offices of Foley & Lardner, 3000
   K Street, N.W., Suite 500, Washington, D.C. 20007-5109, and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The mailing of the Notice of Annual Meeting, this Proxy Statement and the accompanying forms hereof will take place on or about April 3, 1998.

                               GENERAL INFORMATION

             All properly executed proxies received prior to the annual meeting will be voted at the annual meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, the shares represented by executed but unmarked proxies will be voted FOR the ratification of the selection of Coopers & Lybrand LLP as the Fund's independent certified public accountants for its fiscal year ending December 31, 1998 and such other business or matters which may properly come before the Annual Meeting in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy. Other than the ratification of the independent public accountant, the Board has no knowledge of any matters to be presented for action by the stockholders at the Annual Meeting.

             Any stockholder may revoke his or her proxy at any time prior to the exercise thereof by (i) giving written notice to Ulice Payne, Jr., the Secretary of the Fund, c/o Foley & Lardner, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, (ii) by signing another proxy of a later date, or (iii) by personally casting his or her vote in person. Presence at the Annual Meeting of a stockholder who has signed a proxy does not in itself revoke a proxy.

             The Board of Directors has fixed the close of business on March 31, 1998 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. On that date, the Fund had, outstanding and entitled to vote 1,921,437 shares of common stock. Each share of common stock is entitled to one vote on each matter to be presented at the meeting. EACH PROPOSAL REQUIRES A VOTE OF A MAJORITY OF THE FUND'S OUTSTANDING COMMON STOCK.

             THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT AND MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO ANY STOCKHOLDER UPON REQUEST BY SENDING THE ATTACHED SELF-ADDRESSED POSTAGE PAID CARD TO THE CHACONIA INCOME & GROWTH FUND, INC., C/O AMERICAN DATA SERVICES, INC., 150 MOTOR PARKWAY, SUITE 109, HAUPPAUGE, NEW YORK 11788.

                                  PROPOSAL ONE
                    RATIFICATION OR REJECTION OF SELECTION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

             The Board of Directors recommends that the stockholders ratify the selection of Coopers & Lybrand LLP, independent certified public accountants, to audit the accounts of the Fund for the fiscal year ending December 31, 1998. Their selection was approved by the vote, cast in person, of all of the directors of the Fund, including all of the directors who are not "interested persons" of the Fund within the meaning of the 1940 Act, at the regular meeting of the Board of Directors held on February 20, 1998. Coopers & Lybrand LLP has audited the accounts of the Fund since prior to the Fund's commencement of business on April 8, 1993 and does not have any direct financial interest or any material financial interest in the Fund. A representative of Coopers & Lybrand LLP is expected to attend the meeting and to have the opportunity to make a statement and respond to appropriate questions from stockholders.

             The Board of Directors of the Fund recommends that the stockholders of the Fund vote FOR the ratification of the selection of Coopers & Lybrand LLP as independent certified public accountants of the Fund. Shares of Common Stock Represented by Executed But Unmarked Proxies will be Voted "FOR" the ratification of the selection of Coopers & Lybrand LLP as independent certified Public Accountants of the Fund.

                             ADDITIONAL INFORMATION

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

             INVESCO Capital Mgmt. Inc. (the "Advisor") is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. Transactions in securities other than those for which a securities exchange is the principal market are generally done through a principal market maker. However such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a more favorable overall price. All brokerage commissions paid by the Fund will be paid to non affiliated brokers. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as the underwriter's concession or discount. During the Fund's fiscal year ended December 31, 1997, the Fund paid $8,140 in brokerage commissions, none of which were paid to affiliates of the Fund or the Advisor.

             The Advisor presently does, and may in the future, act as advisor to others. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

             The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Advisor of the type described in section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Fund may also pay higher commission rates than the lowest available when the Advisor believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment wire services; and appraisals or evaluations of portfolio securities. During the Fund's fiscal year ended December 31, 1997, the Advisor placed no portfolio transactions with firms supplying investment information to the Advisor.

             In February 1997, the Advisor merged with A I M Management Group, Inc. ("AIM"), one of the largest mutual fund managers in the United States. AIM's business is primarily retail-oriented and focused on mutual funds marketed by financial consultants in the United States. AIM's business fits well within the Advisor's focus on institutional money management and no-load funds. The Advisor will be able to sell its successful value products through AIM's extensive marketing organization. AIM will have access to the Advisor's extensive international capabilities. This merger results in a new financial services company, well-equipped to provide the Fund and investors with a comprehensive spectrum of investment management capabilities. AIM and the Advisor will continue to work as separate companies under the holding company AMVESCO.

           PERTAINING TO SHARE OWNERSHIP OF PERSONS, IF ANY, KNOWN TO
                 OWN AT LEAST 5% OF THE FUNDS OUTSTANDING VOTING
                         SECURITIES AS OF MARCH 31, 1998


          Name and Address of           Percentage of
              Stockholder             Shares Outstanding  Number of Shares

    The Trinidad and Tobago Unit            6.29%             121,492
    Trust Corporation
    74 Independent Square
    Port-of-Spain
    Trinidad & Tobago, W.I.

             The officers and directors of the Fund, as a group, own less than 1% of the shares of stock of the Fund.

                      DEFINITION OF "VOTE OF A MAJORITY OF
                    THE OUTSTANDING COMMON STOCK" OF THE FUND

             A majority of the Fund's outstanding common stock means more than 50% of the Fund's outstanding common stock present at a meeting at which more than 50% of the Fund's outstanding common stock are present or presented by proxy.

             The only voting securities of the Fund are its shares of common stock.

               SUBMISSION OF PROPOSALS FOR MEETING OF STOCKHOLDERS

             Under the current law of Maryland, in which state the Fund is incorporated, meetings of stockholders are required to be held only as provided in the Articles of Incorporation, By-Laws or, when necessary, under the Maryland Business Corporation Act. A shareholder proposal intended to be presented at any meeting hereafter called must be received by the Fund within a reasonable time before the solicitation relating thereto is made in order to be included in the proxy statement and form of proxy related to such meeting.

                             SOLICITATION OF PROXIES

             In addition to the solicitation of proxies by mail, the cost of which has been paid by the Fund, the directors of the Fund and employees of the Advisor may solicit proxies in person or by telephone. Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in sending soliciting material to their principals.

                                    ADDRESSES

             The name and address of the Fund's investment advisor and administrator are as follows:

        Investment Advisor                 Administrator

        INVESCO Capital Mgmt. Inc.         American Data Services, Inc.
        1315 Peachtree Street, N.E.        150 Motor Parkway
        Suite 500                          Suite 109
        Atlanta, Georgia  30309            Hauppauge, New York 11788


                                  OTHER MATTERS

             The Board of Directors of the Fund does not know of any matters to be presented at the meeting other than those mentioned in this Proxy Statement. If an event not now anticipated, or if any other matters properly come before the meeting, the shares represented by proxies will be voted with respect thereto in accordance with best judgment of the person or persons voting the proxies.

                                      By Order of the Board of Directors

                                      /s/ Ulice Payne, Jr.

                                      Ulice Payne, Jr., Secretary

   Trinidad & Tobago, W.I.
   April 3, 1998

                     THE CHACONIA INCOME & GROWTH FUND, INC.
                               c/o Foley & Lardner
                            777 East Wisconsin Avenue
                           Milwaukee, Wisconsin  53202

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   Revoking any such prior appointments, the undersigned appoints Clarry Benn as proxy with the power of substitution to vote all the common stock of The Chaconia Income & Growth Fund, Inc. (the "Fund") registered in the name of the undersigned at the annual meeting of stockholders to be held at the offices of Foley & Lardner, 3000 K Street, N.W., Suite 500, Washington, D.C. 20007-5109, at 9:00 A.M. (Eastern Time) and at any adjournments thereof.


   1. To ratify or reject the selection of Coopers & Lybrand LLP, independent certified public accountants, to audit the accounts of the Fund for the fiscal year ending December 31, 1998.

        _____ APPROVE           _____ DISAPPROVE                _____ ABSTAIN

   2. To transaction such other business as may properly come before the meeting.

   The shares of common stock represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted to APPROVE Proposal 1.

   NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the title of the signing officer. If a partner, please sign in the partnership name.

                                 Receipt acknowledged of the Proxy Statement for the annual meeting of stockholders to be held on May 12, 1998


                                 __________________________________________
                                 (Signature of Shareholder)


                                 __________________________________________
                                 (Print First Name          (Print Last Name)


                                 Date: ________________________, 1998


                                 I (we) do _____ do not _____ expect to be present at the meeting.